                                         [GRAPHIC MAP OF MIDDLE EAST AND AFRICA]

 THE FOREIGN & COLONIAL
 EMERGING MIDDLE EAST FUND, INC.

 ANNUAL REPORT
 OCTOBER 31, 2000

 [FOREIGN & COLONIAL EMERGING MARKETS LIMITED LOGO]
  FOREIGN & COLONIAL EMERGING MARKETS LIMITED

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. On June 12, 2000, the stockholders approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund (see Note 6).

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited ("FCEM" or the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

STOCKHOLDER INFORMATION

All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (October 31, 2000) as to the U.S. federal tax status of long-term capital gain distributions received by the Fund's shareholders in respect of such fiscal year. Accordingly, during the fiscal year ended October 31, 2000, the Fund paid to shareholders $0.4216 per share of ordinary income, and $1.2205 per share of long-term capital gains. Additionally, in accordance with the Plan, the Fund paid a liquidation distribution in the amount of $11.25 per share on September 25, 2000. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their tax advisers with respect to the tax consequences of their investment in the Fund.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

OTHER INFORMATION

For the period November 1, 1999 to June 11, 2000 there have been no:
(i) material changes in the Fund's investment objectives or policies;
(ii) changes to the Fund's charter; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio. On June 12, 2000 the Fund ceased doing business as a registered investment company and was no longer required to follow the investment objective and policies set forth in the Fund's prospectus (see Note 6).

SPECIAL MEETING OF STOCKHOLDERS

The Fund held a special meeting of stockholders on June 12, 2000. At that meeting, shareholders voted to approve the Plan of Liquidation and Dissolution of the Fund.

The resulting vote count is indicated below:

1.  Proposal to approve the Plan of Liquidation and Dissolution:

                                                For:          2,066,859
                                                Against:         27,344
                                                Abstain:          1,650

PORTFOLIO OF INVESTMENTS

October 31, 2000
--------------------------------------------------------------------------------
EQUITIES--1.06%
--------------------------------------------------------------------------------

SHARES                                                                    VALUE
------                                                                 ------------
EGYPT--0.33%
         PROPERTY--0.33%
 1,800   Alexandria Real Estate Investment...........................  $    42,035
                                                                       -----------
JORDAN--0.73%
         PROPERTY--0.73%
56,600   Zara Investments (a)........................................       91,741
                                                                       -----------

TOTAL EQUITIES (cost $169,114)--1.06%................................      133,776
Other assets in excess of liabilities--98.94%........................   12,455,377
                                                                       -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to $4.48 per share)--100.00%......................................................  $12,589,153
                                                                       ===========

-------------
(a) Non-income producing security.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

                                                              OCTOBER 31, 2000
                                                              ----------------
ASSETS
Investments in securities, at value (cost $169,114).........    $   133,776
Cash (including foreign currency of $94,583 with a cost of
  $94,388)..................................................     12,235,663
Receivable for investments sold.............................        534,376
                                                                -----------
    Total assets............................................     12,903,815
                                                                -----------

LIABILITIES
Investment advisory fee payable.............................         13,748
Administration fee payable..................................         10,587
Accrued expenses and other liabilities......................        290,327
                                                                -----------
    Total liabilities.......................................        314,662
                                                                -----------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and
  outstanding (100,000,000 shares authorized)...............          2,807
Additional paid-in capital..................................     12,620,863
Net unrealized depreciation of investments and other assets
  and liabilities denominated in foreign currency...........        (34,517)
                                                                -----------
    Net assets applicable to shares outstanding.............    $12,589,153
                                                                ===========
NET ASSET VALUE PER SHARE...................................          $4.48
                                                                ===========

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                FOR THE YEAR
                                                                   ENDED
                                                              OCTOBER 31, 2000
                                                              ----------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $73,307).....    $ 1,017,269
Interest....................................................        383,900
                                                                -----------
                                                                  1,401,169
                                                                -----------
EXPENSES
Investment advisory fees....................................        620,641
Legal and audit fees........................................        274,684
Custody and accounting fees.................................        222,146
Directors' fees and expenses................................        109,289
Administration fees.........................................        125,000
Shareholder reports expense.................................         77,794
Insurance expense...........................................        104,474
Transfer agent fees and expenses............................         26,049
New York Stock Exchange listing fee.........................          7,934
Other expenses..............................................         54,507
                                                                -----------
Total expenses..............................................      1,622,518
                                                                -----------
Net investment loss.........................................       (221,349)
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments...............................................      8,851,747
  Foreign currency transactions.............................       (728,536)
Net change in unrealized appreciation/depreciation of:
  Investments...............................................     (7,163,053)
  Other assets and liabilities denominated in foreign
    currency................................................         (2,255)
                                                                -----------
Net realized and unrealized gain on investments and foreign
  currency transactions.....................................        957,903
                                                                -----------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS.......    $   736,554
                                                                ===========

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 2000   OCTOBER 31, 1999
                                                              ----------------   ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)................................    $   (221,349)      $   162,521
Net realized gain on investments and foreign currency
  transactions..............................................       8,123,211         4,653,305
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities denominated
  in foreign currency.......................................      (7,165,308)       (1,572,502)
                                                                ------------       -----------
Total from investment operations............................         736,554         3,243,324
                                                                ------------       -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
In excess of net investment income..........................         (19,650)         --
From net realized gain on investments.......................      (4,590,002)       (1,538,329)
Liquidation distribution....................................     (31,580,651)         --
                                                                ------------       -----------
Total dividends and distributions...........................     (36,190,303)       (1,538,329)
                                                                ------------       -----------
Net increase (decrease) in net assets.......................     (35,453,749)        1,704,995

NET ASSETS
Beginning of year...........................................      48,042,902        46,337,907
                                                                ------------       -----------
End of year.................................................    $ 12,589,153       $48,042,902
                                                                ============       ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. On June 12, 2000, the stockholders of the Fund approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund (see Note 6).

At October 31, 2000, the financial statements of the Fund have been prepared in accordance with accounting principles generally accepted in the United States of America and are substantially similar to those prepared using the liquidation basis of accounting.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

OTHER ASSETS AND LIABILITIES--At October 31, 2000, assets other than investments and all liabilities of the Fund have been stated at their respective realizable/liquidation value as of that date as a result of the Plan (see
Note 6). The Fund's liquidation related expenses have been accrued at October 31, 2000. Income earned and certain operating expenses of the Fund incurred subsequent to October 31, 2000 have not been accrued as of that date.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital. The liquidation distribution is recorded as a distribution of additional paid-in-capital.

At October 31, 2000, the Fund reclassified losses of $182,038 and $642,171 from undistributed net investment income (loss) to accumulated net realized gain and additional paid-in capital, respectively, attributable primarily to net operating loss for the year. In addition, the Fund reclassified net realized gain of $7,762,957 from accumulated net realized gain to additional paid-in capital relating to the liquidation distribution made by the Fund during the year ended October 31, 2000. Net assets and net investment loss of the Fund were not affected by such reclassifications.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provided investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services, the Investment Adviser was paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets. Due to the sale of substantially all of the investments of the Fund and considering the planned liquidation and dissolution of the Fund (see Note 6 below), the Investment Adviser agreed not to charge the Fund any investment advisory fees subsequent to October 31, 2000. The Investment Adviser, however, will continue to carry out its activities and facilitate the complete liquidation and dissolution of the Fund in accordance with the Plan approved by the stockholders of the Fund at no additional charge.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber, Inc., which is a wholly owned indirect subsidiary of UBS AG, provided administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator was paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000. Subsequent to October 31, 2000, the Administrator agreed to receive a fixed fee of $15,000 in its capacity as the liquidating agent of the Fund.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at October 31, 2000 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net and gross unrealized depreciation of investments is $35,338 for investments having an excess of cost over value.

For the year ended October 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $10,631,494 and $58,634,207, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

At October 31, 2000 the Fund maintained cash at State Street Bank and Trust Company ("SSBT"), the Fund's custodian, and at sub-custodians in each country where the Fund held investments and which are part of SSBT's custodian network; total cash including foreign currency balances represented 97.2% of the Fund's net assets as of that date. Subsequent to October 31, 2000, the Fund converted all of its foreign currency balances including amounts receivable at October 31, 2000 and those amounts received upon sale of investment held at October 31, 2000 into United States dollars and were held at SSBT.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the years ended October 31, 2000 and October 31, 1999.

At October 31, 2000, The Foreign & Colonial Emerging Markets Investment Trust, The Global Emerging Markets Ex-Pacific Asia Fund and The Global Emerging Markets Investment Co., each of whom are deemed to be affiliates of the Investment Adviser under U.S. securities laws, owned 84,215, 9,197 and 2,886 shares, respectively, of the Fund.

NOTE 6  PLAN OF LIQUIDATION AND DISSOLUTION

At the meeting of the Fund's stockholders held on June 12, 2000 (the "Effective Date"), the stockholders approved the Plan of Liquidation and Dissolution (the "Plan") of the Fund which was proposed by the Board of Directors of the Fund. The Plan provides for the following:

1.  The complete liquidation of all of the assets of the Fund;

2. The payment by the Fund of all known obligations including the expenses of the liquidation; and

3. The receipt by the stockholders of one or more distributions equal to their pro rata portion of the net assets of the Fund, together with accrued and unpaid dividends and distributions.

After the Effective Date, the Board of Directors set a distribution record date of June 26, 2000. Stockholders holding Fund shares as of the close of business on the distribution record date will receive their proportionate share of all liquidation distributions. The Plan also provided that on the Effective Date, the Fund will cease doing business as a registered investment company and, will no longer be required to follow the investment objective and policies set forth in the Fund's prospectus.

On September 18, 2000, the Board of Directors of the Fund approved the first liquidation distribution of $11.25 per share aggregating $31,580,651 which represented approximately 70% of the Fund's net asset value as of September 14, 2000. The first liquidation distribution was paid on September 25, 2000.

On December 11, 2000, the Board of Directors of the Fund approved the final liquidation distribution of $4.4799 per share aggregating $12,575,836, which represented the Fund's net asset value as of December 11, 2000, to be paid on December 28, 2000. The final liquidation distribution shall be made in complete cancellation and redemption of all the outstanding shares of the Fund. Upon payment of the final liquidation distribution, the Fund shall have cash, bank deposits or cash equivalents in an estimated amount necessary to discharge any unpaid liabilities and obligations of the Fund and to pay or provide for the payment of such contingent liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Fund on the Fund's books.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below.

                                                 2000        1999        1998        1997          1996
                                               --------    --------    --------    --------      --------
Net asset value, beginning of year...........  $ 17.11     $ 16.51     $ 21.50     $ 15.37       $ 13.45
                                               -------     -------     -------     -------       -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
Net investment income (loss).................    (0.08)       0.06        0.06        0.01         (0.03)
Net realized and unrealized gain
 (loss) on investments and foreign
 currency transactions.......................     0.34        1.09       (3.78)       6.33          1.95
                                               -------     -------     -------     -------       -------
  Total from investment operations...........     0.26        1.15       (3.72)       6.34          1.92
                                               -------     -------     -------     -------       -------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS
In excess of net investment income...........    (0.01)      --          (0.23)      --            --
From net realized gain on
 investments.................................    (1.63)      (0.55)      (1.04)      (0.21)        --
Liquidation Distribution.....................   (11.25)      --          --          --
                                               -------     -------     -------     -------       -------
  Total dividends and distributions..........   (12.89)      (0.55)      (1.27)      (0.21)        --
                                               -------     -------     -------     -------       -------
CAPITAL SHARE TRANSACTIONS
Net asset value, end of year.................  $  4.48     $ 17.11     $ 16.51     $ 21.50       $ 15.37
                                               =======     =======     =======     =======       =======
Market value, end of year....................    (c)       $ 13.25     $13.375     $ 17.75       $12.375
                                               =======     =======     =======     =======       =======
Total investment return (a)..................    19.40%       3.23%     (19.01)%     45.46%        12.50%
                                               =======     =======     =======     =======       =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands).......  $12,589     $48,043     $46,338     $60,366       $43,157
Ratio of expenses to average net assets......     3.27%       3.50%       2.91%       2.89%(b)      3.16%(b)
Ratio of net investment income (loss)
 to average net assets.......................    (0.45)%      0.34%       0.29%       0.06%(b)     (0.23)%(b)
Portfolio turnover...........................       26%         94%         45%         57%           30%

-------------
NOTES:

(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price (net asset value per share at October 31, 2000) on the last day of each year reported. Dividends and distributions, other than liquidation distribution, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Liquidation distribution is assumed to be reinvested at the net asset value per share of the Fund at the distribution payment date. Total investment return does not reflect sales charges or brokerage commissions.

(b) The Administrator waived a portion of its fees during the years ended October 31, 1997 and 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.92% and 3.25%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.03% and (0.32)%, respectively.

(c) In accordance with the Plan of Liquidation and Dissolution of the Fund approved by the shareholders of the Fund on June 12, 2000, the Fund was delisted from the New York Stock Exchange ("NYSE") and the Fund's shares ceased to be traded on the NYSE. As such, there is no market price of the Fund's shares at October 31, 2000 (see Note 6).

REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc. (In Liquidation)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Foreign & Colonial Emerging Middle East Fund, Inc. (In Liquidation) (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

As described in Note 6, on June 12, 2000, the stockholders of the Fund approved the Plan of Liquidation and Dissolution of the Fund.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York

December 13, 2000

CORPORATE INFORMATION

DIRECTORS

Fred Arthur Rank Packard, Chairman
Bassam Aburdene
Abdulwahab Al-Mulla
Karen J. Clarke
Albert Francke
Walter M. Noel, Jr.
David C. Patterson

OFFICERS

Karen J. Clarke                           President, Treasurer & Secretary
Arnab Banerji                             Executive Vice President
Jeffrey Chowdhry                          Executive Vice President
David McIlroy                             Vice President

INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, NY 10019-6114

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

FC00A

The Foreign & Colonial Emerging Middle East Fund, Inc.
51 West 52nd Street
New York, NY 10019-6114
Telephone: 201-318-4150
Fax: 201-533-2847

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-207-628-1234
Fax: 44-207-628-2281

[FOREIGN & COLONIAL EMERGING MARKETS LIMITED LOGO]
 FOREIGN & COLONIAL EMERGING MARKETS LIMITED